PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

SPECIAL MEETING OF THE SHAREHOLDERS MAY 1, 2009
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
The undersigned, having received Notice of the May 1, 2009 Joint Special Meeting of Shareholders of Class Y shareholders of Waddell & Reed Advisors Municipal High Income Fund (“Fund”), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held at 6300 Lamar Avenue, Overland Park, Kansas on May 1, 2009 at 1:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Funds or by voting in person at the Special Meeting.

Dated: __________________, 2009

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

Signature(s) of Shareholder(s)	(Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

ê	Please fill in box as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

FOR	AGAINST	ABSTAIN

      To approve a reorganization that would transfer the assets relating to the Class Y shares of Waddell & Reed Advisors Municipal High Income Fund to a corresponding new series of Ivy Funds, Inc., a Maryland Corporation.

☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

ê	ê

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

SPECIAL MEETING OF THE SHAREHOLDERS MAY 1, 2009
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.
The undersigned, having received Notice of the May 1, 2009 Joint Special Meeting of Shareholders of Class Y shareholders of Waddell & Reed Advisors Tax-Managed Equity Fund (“Fund”), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held at 6300 Lamar Avenue, Overland Park, Kansas on May 1, 2009 at 1:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Funds or by voting in person at the Special Meeting.

Dated: __________________, 2009

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

Signature(s) of Shareholder(s)	(Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

ê	Please fill in box as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

FOR	AGAINST	ABSTAIN

      To approve a reorganization that would transfer the assets relating to the Class Y shares of Waddell & Reed Advisors Municipal High Income Fund to a corresponding new series of Ivy Funds, Inc., a Maryland Corporation.

☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

ê	ê